Conformed Copy
                                      LEASE


             This Lease made this 13th day of October, 1995, by and between HOVDE DEVELOPMENT, INC., and/or its successors and assigns (hereinafter referred to as "Landlord"); and SWING-N-SLIDE CORP., whose principal place of business is located at 1212 Barberry Drive, Janesville, Wisconsin 53545 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

             Landlord, for and in consideration of the covenants and agreements hereinafter set forth, to be kept and performed by Tenant, demises and leases to Tenant, and Tenant does hereby hire and rent from Landlord, the Demised Premises hereinafter described, for the period, at the rental and upon the terms and conditions set forth.

                       I.  DESCRIPTION OF DEMISED PREMISES

        1.1 The Demised Premises shall consist of approximately 92,000 square feet of space in a building upon certain land described on Exhibit A attached hereto and made a part hereof. The 92,000 square feet of said building (together with the docks/decking hereinafter described) is herein referred to as the "Demised Premises" and is located at Wuthering Hills Drive and Enterprise Drive in the City of Janesville, Wisconsin. The Demised Premises are shown on the attached building layout marked
   Exhibit B. Prior to the commencement date of this Lease (as hereinafter defined), Landlord shall install and construct in or about the Demised Premises the improvements described in Exhibit C (Landlord's Work), attached. Said work includes the installation of a deck area of approximately 2,000 square feet, located on two levels within the Demised Premises. Completion of Landlord's Work, as set forth in such Exhibit C shall be on or before March 15, 1996, unless the work be delayed at any time by strike, lockouts, fire, unusual delay in transportation, unavoidable casualties, delay in obtaining required permits, or any causes beyond the contractor's or Landlord's control. It is agreed that for purposes of this Lease, the "commencement date" shall be the first day of the calendar month following substantial completion of Landlord's Work in or about the Demised Premises.

             1.1(a)    Notwithstanding anything to the contrary contained
   herein, this Lease shall not become effective unless and until the Landlord has acquired fee simple title to the Demised Premises from the City of Janesville, with the thirty (30) day period following the date of execution of this Lease. If such title is not so obtained by that date, then this Lease shall become null and void.

             1.1(b)    Construction of Improvements.  Prior to the
   commencement date of this Lease (as hereinafter defined), Landlord agrees that it shall construct on the Premises a new building and appurtenances for Tenant's use and occupancy, all in accordance with certain plans and specifications attached hereto as Exhibit C. Said plans and specifications are hereby approved by Landlord and Tenant and shall be deemed incorporated into this Lease. Landlord, as soon as reasonably practicable after the execution of this Lease, shall commence the construction of the Premises and appurtenances and diligently prosecute to completion the construction thereof, so that all thereof shall be ready for use at the time of the commencement of the term of this Lease. Landlord will construct the Premises in good and workmanlike manner and in accordance with the aforesaid plans and specifications and will not materially deviate from such plans and specifications without the prior written consent of Tenant. Minor deviations from plans and specifications shall be construed as substantial compliance with all plans and specifications. All building and mechanical warranties will be assigned by Landlord to Tenant.

        1.2 Landlord agrees to allow Tenant, its agents and contractors access to the building and to the Demised Premises as soon as reasonably possible for the purpose of installing tenant or leasehold improvements. In exercising such access rights, Tenant agrees that it will not materially interfere with Landlord or Landlord's contractors or in any manner impede the progress of Landlord's construction. Except as provided for in Section 6.4 below, Tenant shall not create or permit to be created or to remain, and will discharge, any lien (including, but not limited to, the liens of mechanics, laborers or materialmen for work or materials alleged to be done or furnished in connection with the Demised Premises), encumbrance or other charge upon the land, the building or the Demised Premises or any part thereof or upon Tenant's leasehold interest therein; provided, that Tenant shall not be required to discharge any such liens, encumbrances or charges as may be placed upon the land, the building or the Demised Premises by the act of Landlord. Prior to commencement of construction by Tenant, Tenant shall furnish Landlord with satisfactory evidence of adequate worker's compensation insurance and public liability insurance for bodily injury or death and property damage.

        1.3 Tenant shall not install any material leasehold improvements or commence any construction upon the Demised Premises without first submitting to Landlord the plans and specifications therefor and obtaining the Landlord's consent thereto, which consent shall not be unreasonably withheld or delayed.

        1.4 During the term of this Lease, Tenant shall have the exclusive right to use, in conjunction with all other tenants of the land located in Exhibit A, all common driveways and parking areas located thereon. Such use shall be subject to such reasonable rules and regulations relating to such use as the Landlord may from time to time promulgate; and all such rules and regulations shall be in writing and shall become effective and binding upon the Tenant upon delivery. Subject to reasonable regulation as aforesaid, Landlord shall not subsequently eliminate or materially restrict such uses of the common areas.

        1.5 Tenant shall have the right to use all loading docks/decks serving the Demised Premises; and shall repair and maintain the same during the term of this Lease. Landlord shall have no responsibility or obligation to repair or replace the same.

                               II.  TERM OF LEASE

        The term of this Lease shall be for a period of years described as beginning on the "commencement date" established in Article I hereof, plus seven (7) years thereafter. On or before the commencement date, Landlord and Tenant shall execute a lease Addendum to this document, which shall specify the actual commencement date.

                              III.  RENEWAL PERIODS

        3.1 The term of this Lease may be automatically renewed for no more than three (3) successive five (5) year periods, upon the same terms and conditions contained herein; except that the rental for the renewal term(s) shall be as hereinafter provided in Article IV hereof. In order to avoid any one of the automatic renewal terms, Tenant may notify Landlord in writing of a desire to not so renew, which notice shall be given not less than nine (9) months or more than six (6) months prior to the expiration of the initial term of this Lease or the applicable renewal thereof, as the case may be. Notwithstanding the foregoing, however, in the event the Tenant shall be in default hereunder upon expiration of the initial term hereunder or upon expiration of any renewal term, this Lease shall not be renewed and Tenant shall vacate the Demised Premises as otherwise provided for herein.

        3.2 In the event the Tenant shall remain in possession of the Demised Premises beyond the initial expiration date or any renewal term, having notified Landlord of a desire to not renew this Lease as provided for in Section 3.1 hereof, this Lease shall continue in full force and effect during such period of occupancy; except that the tenancy shall be on a month-to-month basis and except that the rental shall be the monthly rent then in effect upon the stated expiration date, plus 50.0% thereof.

        3.3 In the event of any holding over or in the event the Tenant has renewed the term of this Lease, the Tenant shall accept the Demised Premises in the condition in which the same then is; and Landlord shall not be obligated to renovate, redecorate or reconstruct the Demised Premises during the renewal period, except as provided elsewhere in this agreement.

                                   IV.  RENTAL

        4.1 Tenant agrees to pay to Landlord as a Base Rental for the use and occupancy of the Demised Premises, the following annual rentals for each "lease year." For purposes of this agreement, the term "first lease year" shall mean the period of time commencing on the commencement date of this Lease, and expiring one (1) year thereafter; and subsequent lease years shall be succeeding annual periods. The Base Rental for the first lease year is in the sum of $276,000.00, payable in equal monthly installments of $23,000.00 per month, payable in advance, beginning on the commencement date hereof and on the first day of each calendar month thereafter during this lease term or any renewal thereof. Commencing with the second lease year and each lease year thereafter during the term of this Lease or any renewal thereof, the Base Rental for each such succeeding lease year shall be increased as provided for in Section 4.2 hereof.

        4.2 The Base Rental shall be periodically adjusted as provided for in Section 4.1 hereof. Commencing with the second lease year and on the commencement of each lease year thereafter during the remaining term(s) of this Lease, the Base Rental shall be increased by the sum of three percent (3%) (compounded) over the Base Rental in effect for the immediately preceding lease year. The adjusted Base Rental shall then remain in effect until the next succeeding adjustment. Under no circumstances shall the adjusted Base Rental ever be less than the sum set forth in Section
   4.1 hereof.

        4.3 Tenant shall pay the Base Rental to Landlord for each lease year, in equal monthly installments, in advance, on the first day of each and every month during the term of this Lease, commencing on the commencement date of this Lease, plus any excise, sales, use or privilege tax or taxes, if any, levied on the rentals or the receipt thereof, except Landlord's income tax. All rent shall be paid by Tenant to Landlord at 900 Shasta Drive, Madison, Wisconsin, 53704, c/o Glenn Hovde, or at such other place as may be designated in writing by the Landlord.

        4.4 Tenant may occupy the Demised Premises subsequent to the substantial completion of Landlord's Work. In such event, the Tenant shall pay to Landlord a rental for such period of occupancy prior to the commencement date of this Lease in the sum of $767.00 per day for each day (or any portion thereof) so occupied by Tenant. Such earlier occupancy shall not change the commencement date or termination date of this Lease.

        4.5 The rent provided for in this Lease shall be an absolute "net net net" return to the Landlord for the term of this Lease, free of any expenses or charges whatsoever with respect to the Demised Premises.

                           V.  SERVICES AND FACILITIES

        5.1 Tenant's Obligations. All installations, fixtures, leasehold improvements, finishing and decorating on the Demised Premises not provided to be done by Landlord in Article I of this Lease shall be furnished and accomplished at the sole cost and expense of the Tenant.

        5.2 Taxes. During the term of this Lease, Tenant shall pay as additional rental, as they become due and payable, and before they become delinquent, all real estate taxes and special assessments, levied against the building and the lands described in Exhibit A. All such taxes and assessments for the year in which this Lease is terminated shall be prorated between Landlord and Tenant, as of the termination date, based on the actual taxes and assessments if known or if not known, on the taxes and assessments for the calendar year preceding the year within which this Lease is terminated.

        5.3 Repairs and Maintenance. During the term of this Lease, Tenant shall at all times keep in good order and condition the Demised Premises and the building in which the same are located, together with the surrounding walkways and parking lots; and at its own cost and expense, make all repairs and perform all required maintenance (including structural and roof repairs) to the Demised Premises, the building containing the same, and all equipment thereof, including, without limitation, all pipes, ducts, conduits, plumbing, heating and air-conditioning installations, wiring, gas and electrical fittings, and all other equipment of every nature whatsoever (including, but not limited to, the overhead doors). At the termination of this Lease, Tenant shall deliver the Demised Premises and building to Landlord in good condition and repair, allowance being made for ordinary wear and tear and obsolescence. Tenant shall also be responsible for effectuating all structural and roof repairs to the Demised Premises; and for all repairs, maintenance and replacement of all driveways, parking lots, sidewalks or other facilities serving the Demised Premises or the building in which the same are located. Landlord agrees that it will assign all manufacturers' or vendors' warranties on any equipment and any contractor(s)' warranties relating to the Demised Premises, to Tenant; provided the same are assignable and further provided that the assignments herein referred to relate only to those items for which Tenant is responsible for the repair and maintenance thereof.

        5.4 Utility Charges and Personal Property Taxes. Tenant shall pay all charges for electricity, gas, telephone, and other similar utility charges furnished to the Demised Premises. Tenant shall pay, before they become delinquent, all personal property taxes levied or assessed against its property located in the Demised Premises, as well as any taxes levied against its leasehold improvements referred to in Section 1.2 hereof. Tenant shall be responsible for the payment of sewer and water charges for such service to the Demised Premises.

        5.5 Heating and Air Conditioning Repairs and Maintenance. Tenant agrees to pay for all operating, maintenance and replacement costs, and expenses in providing refrigerated air conditioning and heat to the Demised Premises or any part thereof; and shall pay for all repairs and maintenance (including replacement) of the heating and air conditioning units located therein. Such heating and air conditioning units are the property of Landlord and are to be provided as part of Landlord's Work.

        5.6 Snow Removal and Grass Cutting. Tenant shall be responsible for all grass cutting and snow removal on the premises described in Exhibit A.

        5.7 Net Net Net Obligations. It is the intent of the parties hereto that the Base Rentals provided for in Article IV be an absolutely net net net return to Landlord. Therefore, Tenant shall be responsible for the payment of any and all operation, maintenance and operating cost associated with the operation, maintenance and repair of the Demised Premises and the building containing the same.

                       VI.  CONDITION AND USE OF PREMISES

        6.1 Use - Compliance with Laws and Restrictions. Tenant shall have the peaceful and quiet use of the Demised Premises for office and warehouse purposes, without hindrance on the part of Landlord, and Landlord shall warrant and defend Tenant in such peaceful and quiet use against the lawful claims by any person claiming by, through or under Landlord, so long as the Tenant is not in default hereunder. Tenant shall comply with all present and future laws, ordinances, and regulations of duly constituted public authorities now or hereafter in any manner affecting the Demised Premises, the adjacent sidewalks and parking lots, or any building thereon or the use thereof. Tenant shall have the right, without cost or expense to Landlord, to contest the validity of laws, ordinances, or regulations adversely affecting the use of the Demised Premises; provided, however, that if the delay in complying with any such law, ordinances, or regulations may result in subjecting Landlord to criminal liability, such contest shall only be had with the consent of Landlord.

        6.2 Changes and Alterations by Tenant. Without the prior written consent of Landlord, Tenant shall not make any structural alteration or addition in or to the Demised Premises or to the building erected on the lands described in Exhibit A. Tenant may make alterations which are not structural in nature to the Demised Premises provided Landlord's consent is first obtained and such consent shall not be unreasonably withheld. All alterations, renewals, replacements, or improvements of and additions to the Demised Premises or equipment on or appurtenant to the Demised Premises made or provided by the Tenant shall, upon termination of this Lease, be and become the property of Landlord, except for any trade fixtures installed by Tenant and used in connection with the operation of its business as provided for in Section 6.5 hereof.

        6.3 Landlord's Right to Inspect and Repair. Landlord, its agents, or other representatives, shall have the right to enter into or upon the Demised Premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein that may be necessary for the safety and preservation thereof.

        6.4 Mechanics' Liens. Tenant shall not permit any mechanics', materialmen's, or similar liens to remain upon the Demised Premises for labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Demised Premises or at the direction or with the consent of Tenant, whether such work was performed or materials furnished before or after the commencement of the term of this Lease. Tenant may, however (provided Tenant gives complete and adequate notice to Landlord), contest the validity of any such lien or claim, and further provided Tenant shall give to Landlord reasonable security to insure payment and to prevent any sale, foreclosure, or forfeiture of the Demised Premises by reason of such nonpayment, if required by Landlord. Upon a final determination of the validity of any such lien or claim, Tenant shall immediately pay any judgment or decree rendered against Tenant and/or Landlord with all proper costs and charges and shall cause such lien to be released of record without cost to Landlord, and thereupon Landlord shall return the said security provided to be deposited with Landlord.

        6.5 Machinery, Apparatus, and Equipment. Tenant may at any time and from time to time install on the Demised Premises such machinery, apparatus, and equipment as it may desire for the purpose of its use of the Demised Premises, and title to such machinery, apparatus, and equipment, and any replacements thereof and additions thereto, shall remain in Tenant, even though such machinery, apparatus, and equipment or any thereof may be affixed to the Demised Premises in such manner as might under applicable law cause the same to be regarded as part of the real property. Upon the termination of this Lease for any cause, Tenant shall have the right to remove any and all such machinery, apparatus, and equipment, provided only that Tenant shall leave the Demised Premises in an undamaged condition; except that any equipment stored on the premises by the Tenant to replace equipment originally provided by the Landlord shall not be removed and shall become the property of the Landlord.

                                 VII.  INSURANCE

        7.1 Tenant to Provide Insurance. During the term of this Lease, Tenant shall keep all of its personal property, furniture, fixtures, leasehold improvements and equipment insured against loss or damage by fire or other casualty; and Landlord shall have no responsibility or objection in connection therewith.

        7.2 Fire and Casualty Insurance. The Tenant shall insure the building and improvements located on Exhibit A against loss or damage by fire with extended coverage (including damage due to windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, and smoke), in an amount equal to the full replacement value thereof. During the term of this Lease, Tenant shall also provide and keep in force for the benefit of Tenant and Landlord policies in standard form protecting Landlord and Tenant against any and all liability occasioned by accident or disaster, such policies to be written by insurance companies satisfactory to Landlord in such amounts as Landlord may from time to time determine. The Landlord and Tenant shall be named as the insured in all such policies. Tenant shall not violate or permit to be violated any condition of any of said policies, and Tenant shall so perform and satisfy the requirements of the companies writing such policies that at all times companies of good standing reasonably satisfactory to Landlord shall be willing to write such insurance.

        7.3 Injury and Loss. Landlord shall not be responsible or liable for any injury or death of Tenant or any person on or about the Demised Premises, and Tenant agrees to indemnify and hold Landlord harmless therefrom. Landlord shall not be liable for any damage to any property at any time stored or kept in the Demised Premises from water, rain or snow, which may leak, issue or flow from any part of the building in which the Demised Premises are located. Landlord shall not be liable for any loss or damage to Tenant resulting from negligence of any other tenants in the said building.

        7.4  Waiver.

        A. Tenant agrees that any fire or liability insurance policy carried by Tenant insuring Tenant's property located in or upon the Demised Premises on the Tenant's operations thereof, shall contain a provision whereby the insurance carrier waives any right of subrogation against the Landlord.

        B. Landlord hereby releases and waives any and all rights of subrogation against Tenant which, in the absence of this release and waiver, would arise in favor of any insurance company insuring Landlord against loss by fire, extended coverage, casualty and loss of any other type, resulting from damage to or destruction of the Demised Premises or any portion thereof. The foregoing waiver of subrogation rights is expressly conditioned upon the Tenant's being able to obtain in all present and future policies of insurance, clauses which permit the insured to release and waive the insurance company's right of subrogation. In the event insurance with such subrogation waiver clause cannot be obtained by Tenant, then Tenant shall give written notice thereof to Landlord, and after the giving of such notice, the waiver hereinabove set forth shall be considered withdrawn and ineffective.

                         VIII.  DAMAGE OR DESTRUCTION

        8.1 In the event the Demised Premises or the building in which the same are located shall be partially destroyed by fire or other casualty, the Tenant will, as soon as possible, repair or replace said building so that Tenant may continue in occupancy. It is further agreed that the rental herein required to be paid shall not abate during the period of untenantability of the Demised Premises caused by such partial destruction. Partial destruction under this paragraph is defined as damage which will cost less than one-third (1/3) of the replacement cost of the entire building to replace.

        8.2 In the event the Demised Premises or the building in which the same is located shall be damaged by fire or other casualty, and the cost of repair and replacement shall cost more than one-third (1/3) of the cost of the entire building to repair and replace, the rent payable hereunder shall abate as of the date of the occurrence of said damage, and any unearned rent paid or credited in advance shall be refunded. The Landlord and Tenant shall each have the option of terminating this Lease by delivering written notice to terminate to the other within forty-five (45) days of the date of occurrence of said damage. If both parties elect not to terminate the Lease, and such election shall be evidenced by a written agreement within forty-five (45) days of the date of occurrence of said damage, then Tenant shall with due diligence rebuild and replace said building in substantially the same condition as it was in prior to such destruction or damage, within one hundred eighty (180) days of said notice; excepting therefrom any delays due to strikes, acts of God or any other cause beyond the control of the Landlord; and the primary term under this Lease shall then run for the balance of the term (extended by a period of time equal to the date of occurrence of said damage to the date of completion of said construction), and shall be subject thereafter to all of the provisions of this Lease.

        8.3 In the event of any repair, replacement or restoration of the Demised Premises, the Tenant may limit such repair, replacement or restoration to such as may reasonably be obtained by the application of the proceeds of insurance covering such loss, so long as such repair, replacement or restoration reasonably accommodates the Tenant's previous use of the Demised Premises immediately prior to the destruction.

        8.4 In the event the Demised Premises are not restored or repaired as a result of any casualty or loss, all applicable insurance proceeds shall be payable to Landlord, except for Tenant insurance proceeds per
   Section 7.1.

                                IX.  CONDEMNATION

        In the event the Demised Premises or any part thereof shall be condemned and taken for a public or quasi-public use, any award made to compensate either Landlord or Tenant for their respective damage or loss shall be paid to Landlord; except for any award or portion thereof attributable to Tenant's loss of fixtures, business or relocation costs. In the event only a part of the Demised Premises is condemned and taken, Tenant, in accordance with plans and specifications reasonably acceptable to the Landlord, shall promptly restore the remaining portion of the Demised Premises so that it will constitute a complete architectural unit, and upon completion of such work and upon payment of the award or compensation, the Tenant shall be entitled to apply the proceeds of any such award to payment of the cost of such restoration. There shall be no abatement in rent or other adjustments under the circumstances. Tenant may limit any such restoration and repair to that which can be obtained by a reasonable application of the proceeds of such award. Upon any total taking, Tenant's obligation to pay rent or to discharge any other obligation hereunder, other than the payment of money then due and damages arising out of any breach on the part of Tenant, shall cease except as provided herein. If the lands and/or buildings condemned prevent the Demised Premises from reasonably accommodating the uses thereof by Tenant, this Lease shall then terminate at Tenant's option.

                    X. LANDLORD'S RIGHTS ON DEMISED PREMISES

        Landlord shall have the right at any reasonable time to enter the Demised Premises for the purpose of examination or any other purpose Landlord may deem necessary for the protection of the rights of Landlord, and to exhibit the Demised Premises for sale at reasonable times, and during the last nine months of the term to place "FOR SALE" and/or "FOR RENT" signs on such portions of the Demised Premises as Landlord may determine.

                              XI.  INDEMNIFICATION

        11.1 Notwithstanding anything else contained in this agreement, Tenant agrees to indemnify, defend and save Landlord harmless from and against any and all claims, damages, costs and expenses, including reasonable attorney fees, arising from (1) the conduct or management of the business conducted by the Tenant on the Demised Promises, (2) any breach or default in the performance of any of Tenant's obligations under this Lease, and (3) any intentional tort or other negligence of the Tenant, its agents, contractors or employees. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense using counsel satisfactory to Landlord. Nothing contained in this
   Section 11.1, however, shall be deemed to be an indemnification against, nor to relieve Landlord from responsibility (including reasonable attorney fees) for, any accident, injury, damage, loss or cost caused by the negligent or willful acts of Landlord, its contractors, employees, or agents.

        11.2 Waste. Tenant agrees that it will not suffer or permit waste to be committed in or upon any portion of the Demised Premises during the term of this Lease.

                         XII.  DEFAULT AND MISCELLANEOUS

        12.1 In the event Tenant fails to pay any rental due hereunder or fails to keep and perform any of the other terms or conditions hereof, time being of the essence, then fifteen (15) days after written notice of default from Landlord, the Landlord may, if such default has not been corrected, resort to any and all legal remedies or combination of remedies which Landlord may desire to assert including, but not limited to, one or more of the following:

             (a) Lock the doors to the Demised Premises and exclude Tenant therefrom;

             (b) Retain or take possession of any property on the premises pursuant to Landlord's lien;

             (c) Enter the premises and remove all persons and property therefrom;

             (d)  Declare the Lease at an end and terminate;

             (e) Sue for rent due and to become due under the Lease and for any damages sustained by Landlord;

             (f) Continue the Lease in effect and relet the premises on such terms and conditions as Landlord may deem advisable with Tenant remaining liable for the monthly rent plus the reasonable cost of obtaining possession of the premises and of any repairs and alterations necessary to prepare the premises for reletting, less the rentals received from such reletting, if any.

   No action of Landlord shall be construed as an election to terminate the Lease unless notice of such intention be given to Tenant. In the event Landlord pursues any of the specifically stated remedies, that the same shall be without prejudice to any other rights or remedies Landlord may have and without prejudice to Landlord's right to the past rent due or future rent to accrue under the Lease.

        12.2 Should Tenant be adjudicated as bankrupt or make an assignment for the benefit of creditors, then, and in any such event, the Landlord shall immediately have the right to cancel this Lease, to the extent permitted by the bankruptcy laws. No trustee in bankruptcy, receiver or other such person representing Tenant shall have any right to continue in the place of the Tenant if the Landlord shall have given notice to the Tenant or its representative that this Lease is terminated; and in such event all of the other applicable provisions of this Article shall apply as though the Lease had been terminated for other cause.

        12.3 Both parties agree to pay all reasonable attorneys' fees and other costs and expenses incurred by the prevailing party in any action in enforcing any and all obligations under this Lease.

        12.4 Any amount due from Tenant to Landlord hereunder not paid within ten (10) days of written notice or demand therefor shall bear interest at the rate of fifteen percent (15%) per annum, from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

        12.5 If Landlord shall default in performing its obligations under this Lease, Tenant shall give Landlord written notice of the deficiency, and Landlord shall have fifteen (15) days to correct the same, and if not corrected within said fifteen (15) days and such breach is a material breach, (except as herein provided), Tenant may terminate this Lease or take such other legal steps to which it may be entitled; except that if such corrections cannot be completed within fifteen (15) days, Landlord agrees that material progress to make such corrections shall continue without interruption at all times; provided, however, that Tenant shall not surrender or terminate this Lease by reason of any act or omission by Landlord until Tenant shall have first given written notice to the holder of any mortgage of record covering the Demised Premises of such act or omission by Landlord and affording the holder of any mortgage an opportunity to foreclose and remedy the situation as necessary.

        12.6 The failure of Tenant or Landlord to perform any of the agreements, covenants, or conditions hereof (other than the Payment of rental by Tenant) by reason of war, riot, lockout, strike, casualty, or act of God, or by reason of restrictions of regulations of any federal, state, or local governmental authority, or other cause beyond Tenant's or Landlord's control, whether similar or dissimilar to those above enumerated, shall not be a default hereunder as long as such cause continues.

        12.7 The failure of Landlord to insist upon strict performance of any of the terms, covenants, and conditions hereof to be performed by Tenant or the failure to invoke any remedy in the event of a default by Tenant shall not be deemed a waiver of any rights or remedies which Landlord may have and shall not be deemed a waiver of any subsequent breach or default by Tenant in any of such terms, covenants, and conditions of this Lease.

        12.8 In the event of voluntary or involuntary bankruptcy on the part of Tenant, or the appointment of a receiver for Tenant, or a voluntary assignment to creditors by Tenant, or if this Lease shall by operation of law devolve upon or pass to any person, firm, or corporation other than Tenant, then and in each of said events, this Lease shall, at the option of Landlord, be subject to cancellation forthwith.

        12.9 Notices and demands under this Lease from one party to the other shall be given or made by registered or certified mail, with return receipt requested, addressed as follows:

        TO LANDLORD:   Hovde Development, Inc.
                       Attn: Mr. Glenn J. Hovde, President
                       900 Shasta Drive
                       Madison, WI 53704

        TO TENANT:     Swing-N-Slide Corp.
                       Attn: Richard G. Mueller, President
                       1212 Barberry Drive
                       Janesville, WI 53545

   The date shown by the return receipt as the date on which said registered or certified mail is received by the addressee shall be conclusively deemed to be the date on which a notice is given or a demand made. The above addresses may be changed at any time or from time to time by notice given from one party to the other in the manner hereinabove provided. In the event legal process is required to be served upon Landlord, it is agreed that service of process upon Landlord's managing partner at the address specified above shall be service of process upon Landlord.

        12.10 Assignment - Subletting. Tenant shall not assign this Lease or sublet the Demised Premises, in whole or in part, without the prior written consent of Landlord first obtained, which shall not be unreasonably withheld. Landlord shall, in writing, advise the Tenant within thirty (30) days after the receipt by the Landlord of such information relative to an assignee or sublessee as Tenant may provide to the Landlord of Landlord's intent to give or withhold consent. The failure of the Landlord to respond within such time limit shall constitute the Landlord's consent to such assignment or subletting. In any event, such assignment or subletting shall be without release of the Tenant from all of the obligations of this Lease. In the event this Lease is assigned or the premises sublet by the Tenant and the rent to be paid the assignee or the sublessee is greater than the rent reserved in this Lease, Tenant shall pay such greater amounts to the Landlord in monthly installments.

        12.11 Miscellaneous. No waiver of any default by Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated and no express waiver shall effect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. One or more waivers of any covenant, term, or condition of this Lease by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term, or condition. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions. The laws of the State of Wisconsin shall govern the validity, performance, and enforcement of this Lease. The headings of the sections herein are for convenience and do not define, limit, or construe the contents thereof.

        12.12 Signs. Tenant shall not put upon nor permit to be put upon any part of the premises any signs, billboards, or advertisements which whatever, without written consent of Landlord, which consent shall not be unreasonably withheld.

                       XIII.  SUBORDINATION AND ATTORNMENT

        13.1 Landlord reserves the right to place liens and encumbrances on the Demised Premises, superior in lien and effect to this Lease. This Lease, at the option of the Landlord, shall be subject and subordinate to any liens and encumbrances now or hereafter imposed by Landlord upon the Demised Premises; and the Tenant agrees to execute and deliver upon demand such instruments subordinating this Lease to any such lien or encumbrance as shall be required by Landlord from time to time, except that any such lien or encumbrance shall be subject to Tenant's right to quiet possession hereunder so long as it is not in default hereunder.

        13.2 In the event any proceedings are brought for the foreclosure of any mortgage or any other lien covering the Demised Premises, Tenant will attorn to the purchaser at foreclosure sale and recognize the purchaser as the Landlord under this Lease. The purchaser by virtue of such foreclosure shall be deemed to have assumed, as substitute Landlord, the terms and conditions of this Lease until the resale or other disposition of its interest by such purchaser. Such assumption, however, shall not be deemed of itself an acknowledgement by the purchaser of the validity of any then-existing claims of Tenant against the prior Landlord.

        13.3 Tenant agrees to execute and deliver such further assurance and other documents (including a new lease upon the same terms and conditions as the within Lease) confirming the foregoing as such purchaser may reasonably request. Tenant waives any right of election to terminate this Lease because of any such foreclosure proceedings.

        13.4 Tenant agrees, upon request by Landlord from time to time, to execute agreements with the holder of any mortgage covering the Demised Premises wherein Tenant agrees to waive any right of election to terminate this Lease because of any foreclosure proceedings, to attorn to such holder of any mortgage in accordance with Section 13.2 hereof, and not to surrender or terminate this Lease by reason of any act or omission of Landlord until Tenant shall have first given written notice to such holder of any mortgage of record of such act or omission by Landlord and affording the holder of any mortgage an opportunity to foreclose and remedy the situation as necessary. In consideration of Tenant's executing any such agreement, the holder of any mortgage shall therein agree that so long as Tenant is not in default, (beyond any period given to cure such default) in the performance of any of the terms, covenants, or conditions of this Lease on the Tenant's part to be performed, the mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under this Lease.

                          XIV.  WAIVER AND SEPARABILITY

        14.1 The consent of the Landlord in any instance to any variation of the terms of this Lease or the receipt of rent with knowledge of any breach shall not be deemed to be a waiver as to any breach of any covenant or condition herein contained, nor shall any waiver be claimed as to any provision of this Lease unless the same be in writing, signed by the Landlord or the Landlord's authorized agent.

        14.2 This Lease and any written addendum contains the entire agreement between Landlord and Tenant.

        14.3 If any term or provision of this Lease or any application hereof shall be invalid or unenforceable, the remaining terms and provisions of this Lease and any other application of such term or provision shall not be affected thereby.

                                XV.  TERMINATION

        15.1 Upon the termination of this Lease for any reason, Tenant shall deliver up and surrender to Landlord the Demised Premises in good condition and repair, reasonable wear and tear and obsolescence excepted.

        15.2 Upon termination of this Lease, Tenant, if not in default hereunder, may take and remove from the Demised Premises all trade fixtures and equipment placed or installed therein by Tenant, provided that Tenant shall restore and repair any damage done to the Demised Premises by such removal and provided that materials so glued or affixed to floors, walls, ceilings, or structural parts of the Demised Premises as are not susceptible of removal without damage to the Demised Premises shall become the property of the Landlord upon termination. In no event may Tenant remove any tenant improvements installed at the expense of Landlord. Any items not removed by Tenant within thirty (30) days after such termination shall, at the option of Landlord, become the property of Landlord; but Tenant shall continue to pay rent until said space is finally delivered to the Landlord.

                           XVI.  ESTOPPEL CERTIFICATES

        Each party agrees that from time to time upon written request of the other party or the holder of any mortgage covering the Demised Premises, the party requested so to do will execute, acknowledge and deliver to the other party or to the mortgagee, as the case may be, a certificate evidencing whether or not:

             (a)  This Lease is in full force and effect;

             (b) This Lease has been modified or amended in any respect, and submitting copies of such modifications or amendments, if any; and

             (c) There are any existing defaults under this Lease to the knowledge of the Tenant or Landlord and specifying the nature of such defaults, if any.

                                XVII.  NO MERGERS

        There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Demised Premises or any part thereof by reason of the fact that the same person, firm, corporation or other legal entity may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate and the fee estate in the Demised Premises or any interest in such fee estate.

                XVIII.  STORAGE OF MATERIALS AND REMOVAL THEREOF

        Notwithstanding any other provisions contained in this Lease, Tenant shall not utilize any part of the Demised Premises for the storage of hazardous materials or toxic wastes as those terms are defined in applicable federal, state and local rules and regulations including, but not limited to, U.S. Federal Register, Vol. 52, #77. On or before the termination of this Lease, Tenant agrees to remove all materials brought to the Demised Premises at any time after the commencement date, and agrees to pay to the Landlord the cost of removing any such materials in the event Tenant fails to remove such materials and such materials are removed by the Landlord.

                               XIX.  PARTIES BOUND

        This Lease and the provisions thereof shall be binding upon and shall inure to the parties hereto and their respective successors and assigns; it being understood, however, that nothing herein contained shall be construed to affect, abridge, or modify in any manner the provisions of
   Section 12.10 hereof.

                             XX.  OPTION TO PURCHASE

        20.1 During the term or this Lease and any and all extensions, the Tenant shall have the right and option to purchase the Demised Premises, the building comprising the same and the lands thereof, as set forth in Exhibit A, in accordance with the terms and provisions set forth herein. In order to exercise said Option, Tenant shall exercise it by giving written notice to Landlord during the term of this Lease. Such notice shall specifically advise the Landlord of Tenant's intent and election to purchase the premises in accordance with the provisions of this Section
   20.1. Upon the exercise of the Option, then in such event, the Landlord shall provide to the Tenant, a commitment for title insurance, issued by a title insurance company licensed to engage in business in the State of Wisconsin, in an amount equal to the purchase price. Upon receipt of such commitment, Tenant shall have ten (10) days to object to the same. If no objection is made, then the Tenant shall be deemed to have accepted the commitment. If an objection is made, Landlord will then have thirty (30) days within which to cure any title defects so raised. Within thirty (30) days following the date of the notice exercising the Option, the transaction shall be closed. At the closing, the Tenant shall pay the purchase price; and upon payment therefor, the Landlord shall convey the Demised Premises, the land and building described in Exhibit A, to the Tenant, free and clear of all liens and encumbrances, excepting any lien or encumbrance created by the act or omission of the Tenant. Upon such conveyance, this Lease shall terminate and be of no further force and effect. Landlord shall be responsible for the payment of any and all real estate transfer tax occasioned as a result of the sale of the property; and there shall be no proration of taxes, insurance and other costs, excepting rental payments which will be prorated to the date of termination of the Lease. For purposes hereof, the purchase price shall be determined pursuant to the following formula. The Base Rental in effect for the lease year in which the closing shall occur, shall be applied against the capitalization rate of ten percent (10%) to arrive at the purchase price. For example, if the Base Rent in effect for the year in question is in the sum of $300,000.00, said Base Rent would then be divided by a factor of .10 to arrive at a purchase price of $3,000,000.00. Notwithstanding anything to the contrary contained herein, the notice exercising the Option shall be given at least six (6) months in advance of the anticipated closing and the closing must occur on or before the February 1st following the date of the notice.

        IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed on their behalf by all on the day and year first written above.

   IN THE PRESENCE OF:           TENANT:

                                 SWING-N-SLIDE CORP.


     /s/ Kelly Richards          By:  /s/ Richard G. Mueller
                                      Name:     Richard G. Mueller
                                      Title:    President

   IN THE PRESENCE OF:           LANDLORD:

                                 HOVDE DEVELOPMENT, INC.


   _____________________         By:  /s/ Glenn J. Hovde
                                      Glenn J. Hovde, Landlord

                                    EXHIBIT A

        The following described lands situated in the County of Rock, State of Wisconsin, to-wit:

             6 acres - Janesville, Wisconsin - corner of Enterprise Drive (400') and Wuthering Hills Drive to be surveyed off from a 16.99 acre parcel being purchased from the City of Janesville.

             Enterprise Drive is under construction and Wuthering Hills Drive is to be constructed in 1996 by the City of Janesville at no cost to the Tenant.

             Tenant will have no special assessments for the construction of Enterprise Drive being done in 1995 nor for Wuthering Hills Drive being constructed in 1996 by the City of Janesville as a part of their TIF District cost.

                                    EXHIBIT B

                                 Building Layout

             Those plans submitted October 12, 1995, and are a part of this Lease.

                                    EXHIBIT C

                                 Landlord's Work

             Landlord's work includes those items in the building plans and also set forth in the letter of intent.

             90,000 sq. ft. metal building - 24' high at eaves
             16 docks with 8 dock levelers
             2000 sq. ft. office/bathroom/breakroom with HVAC
             2000 sq. ft of deck above office/bathroom/breakroom    sprinkled
             +/- 6 acres of land subject to survey